UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 22, 2022
CONSTRUCTION PARTNERS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38479	26-0758017
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

290 Healthwest Drive, Suite 2 Dothan, Alabama 36303 (Address of principal executive offices) (ZIP Code)

(334) 673-9763 (Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A common stock, $0.001 par value	ROAD	The Nasdaq Stock Market LLC
(Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).        Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                  ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.

On February 22, 2022, Construction Partners, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). Holders of Class A and Class B shares of Company’s common stock representing a total of 149,782,615 votes were present or represented by proxy at the Annual Meeting, representing 96.9% of the Company’s total voting power as of the January 3, 2022 record date for the Annual Meeting. The final results of voting on each of the matters submitted to a vote of the stockholders at the Annual Meeting are as follows:
Proposal 1: Election of Class I Directors

Name	Votes For	Withhold Authority	Broker Non-Votes
Ned N. Fleming, III	129,015,654	18,154,426	2,612,535
Charles E. Owens	131,457,063	15,713,017	2,612,535
Fred J. Smith, III	137,177,495	9,992,585	2,612,535

Proposal 2: Ratification of Appointment of Independent Registered Public Accountants

Votes For	Votes Against	Abstentions
149,767,042	6,255	9,318

Proposal 3: Approval of the Construction Partners, Inc. Employee Stock Purchase Plan

Votes For	Votes Against	Abstentions	Broker Non-Votes
146,746,288	414,718	9,074	2,612,535

Proposal 4: Advisory, Non-Binding Vote on Executive Compensation

Votes For	Votes Against	Abstentions	Broker Non-Votes
145,691,911	1,456,359	21,810	2,612,535

Proposal 5: Advisory, Non-Binding Vote on Frequency of Future Votes on Executive Compensation

One Year	Two Years	Three Years	Abstain
30,684,992	51,856	115,698,929	734,303

As a result of the foregoing votes, the Company’s stockholders (i) reelected Messrs. Fleming, Owens and Smith as Class I directors of the Company for a term set to expire at the 2025 annual meeting of the Company’s stockholders and until their successors are elected and qualified, (ii) ratified the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2022, (iii) approved the Construction Partners, Inc. Employee Stock Purchase Plan, (iv) approved, on an advisory, non-binding basis, the compensation of the Company’s named executive officers, and (v) selected, on an advisory, non-binding basis, “three years” as the preferred frequency of future votes on the compensation of the Company’s named executive officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSTRUCTION PARTNERS, INC.

Date: February 23, 2022	By:	/s/ R. Alan Palmer
R. Alan Palmer
Executive Vice President and Chief Financial Officer